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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 5, 2006

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

The disclosures contained in Items 1.02 and 2.03 are incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement.

On October 5, 2006, in conjunction with entering into a new credit facility (as more fully described in Item 2.03 below), Advance Auto Parts, Inc. (the “Company”), Advance Stores Company, Incorporated (“Advance Stores”), the Company’s wholly owned subsidiary, and JPMorgan Chase Bank, N.A. executed a Release and Termination Agreement (“Release and Termination Agreement”) with respect to the Amended and Restated Credit Agreement dated as of November 3, 2004 (as amended, the “Credit Agreement”), among the Company, Advance Stores, as Borrower, and JPMorgan Chase Bank, N.A., as Administrative Agent, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed November 9, 2004. Upon payment in full of the Designated Obligations under the Credit Agreement totaling $435 million, the Release and Termination Agreement terminates the lenders’ Commitments under the Credit Agreement, discharges the liability of the Company and its subsidiaries with respect to their obligations under the Credit Agreement, and terminates the guarantees created under the Guarantee Agreement and security interests granted by the Security Agreement and releases the liens in respect to the Collateral under the Credit Agreement.

The above description of the Release and Termination Agreement is not complete and is qualified in its entirety by the full text of the Release and Termination Agreement, which is filed as Exhibit 10.38 to this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 5, 2006, the Company, as Guarantor, entered into a new $750 million unsecured five-year revolving credit facility with Advance Stores, as Borrower, the lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent. This new facility will replace the Company’s term loans and revolver under the existing credit facility terminated as described in 1.02 above. Proceeds from this revolving loan will be used to repay $434 million of principal outstanding on the Company’s current term loans and revolver under its existing credit facility. Additionally, the new facility provides for the issuance of letters of credit with a sub limit of $300 million and swingline loans in an amount not to exceed $50 million. The Company may request that the total revolving commitment be increased by an amount not exceeding $250 million during the term of the credit agreement. Voluntary prepayments and voluntary reductions of the revolving balance are permitted in whole or in part, at the Company’s option, in minimum principal amounts as specified in the new credit facility.

The interest rates on the revolving loan under the new credit facility will be based, at the Company’s option, on an adjusted LIBOR rate, plus a margin, or an alternate base rate, plus a margin. After an initial interest period, the Company may elect to convert a particular borrowing to a different type. The initial margin is 0.75% and 0.0% per annum for the adjusted LIBOR and alternate base rate borrowings, respectively. A commitment fee will be charged on the unused portion of the revolver, payable in arrears. The initial commitment fee rate is 0.150% per annum. Under the terms of the new credit facility, the interest rate spread and commitment fee will be based on the Company’s credit rating. The revolving facility terminates on October 5, 2011.

The new credit facility is guaranteed by the Company. The facility contains covenants restricting the ability of the Company and its subsidiaries to, among other things, (1) create, incur or assume additional debt (including hedging arrangements), (2) incur liens or engage in sale-leaseback transactions, (3) make loans and investments, (4) guarantee obligations, (5) engage in certain mergers, acquisitions and asset sales, (6) engage in transactions with affiliates, (7) change the nature of the Company’s business and the business conducted by its subsidiaries and (8) change the holding company status of the Company. The Company is required to comply with financial covenants with respect to a maximum leverage ratio and a minimum coverage ratio. The new credit facility also provides for customary events of default, including non-payment defaults, covenant defaults and cross-defaults to the Company’s other material indebtedness.

The above description of the new credit facility is not complete and is qualified in its entirety by the full text of the amended and restated credit agreement for the facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

	10.1	Credit Agreement dated as of October 5, 2006 among Advance Auto Parts, Inc., Advance Stores Company, Incorporated, as borrower, the lenders party hereto and JPMorgan Chase Bank, N.A. as administrative agent.
	10.3	Guarantee Agreement dated as of October 5, 2006 among Advance Auto Parts, Inc. and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.
	10.38	Release and Termination Agreement dated as of October 5, 2006 among Advance Auto Parts, Inc., Advance Stores Company, Incorporated and JPMorgan Chase Bank, N.A. as administrative agent.
	99.1	Press Release of Advance Auto Parts, Inc. dated October 5, 2006.
(Note: The information contained in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: October 12, 2006	/s/ Michael O. Moore
(Signature)*
Michael O. Moore
Executive Vice President, Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
10.1	Credit Agreement dated as of October 5, 2006 among Advance Auto Parts, Inc., Advance Stores Company, Incorporated, as borrower, the lenders party hereto and JPMorgan Chase Bank, N.A. as administrative agent.
10.3	Guarantee Agreement dated as of October 5, 2006 among Advance Auto Parts, Inc. and JPMorgan Chase Bank, N.A., as administrative agent for the lenders.
10.38	Release and Termination Agreement dated as of October 5, 2006 among Advance Auto Parts, Inc., Advance Stores Company, Incorporated and JPMorgan Chase Bank, N.A. as administrative agent.
99.1	Press Release of Advance Auto Parts, Inc. dated October 5, 2006.